Exhibit 99.3

REVOCABLE PROXY
KNBT BANCORP, INC.

SPECIAL MEETING OF SHAREHOLDERS
December 17, 2007
9:00 a.m., Eastern Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of KNBT Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of KNBT Bancorp, Inc. held of record by the undersigned on October 26, 2007 at the Special Meeting of Shareholders to be held in the Franklin Room at the Best Western Lehigh Valley Hotel & Conference Center, located at 300 Gateway Drive, Bethlehem, Pennsylvania on December 17, 2007, at 9:00 a.m., Eastern Time, or at any adjournment thereof.

COMMON

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

▼	FOLD AND DETACH HERE	▼

KNBT BANCORP, INC. — SPECIAL MEETING, December 17, 2007

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-866-287-9812 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/knbt and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

REVOCABLE PROXY
KNBT BANCORP, INC.

Please mark
as indicated
in this example [X]

1.	The approval of the Agreement and Plan of Merger, dated as of September 6, 2007, between National Penn Bancshares, Inc. and KNBT Bancorp, Inc.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

2.
The adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve and adopt the merger agreement.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

The Board of Directors of KNBT Bancorp recommends that you vote "FOR" each of the listed proposals.

Mark here for address change and note change	[ ]
___________________
___________________
___________________

Shares of KNBT Bancorp Common Stock will be voted as specified. Unless otherwise specified, this Proxy will be voted "FOR" the proposal to approve the merger agreement and “FOR” the proposal to adjourn the special meeting if necessary to permit further solicitation of proxies on the proposal to approve the merger agreement. If any other matter is properly presented at the special meeting of shareholders, the Proxy will be voted in accordance with the judgment of the persons appointed as Proxies.

A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope. Shares cannot be voted by the Proxies unless this Proxy Card is signed and returned.

Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

Please be sure to date this proxy card and sign in the box below.	Date
Shareholder sign above	Co-holder (if any) sign above

***IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,
PLEASE READ THE INSTRUCTIONS BELOW***

▲	FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL	▲

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1.	By Mail (traditional method); or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or Internet must be cast prior to 3:00 A.M., December 17, 2007.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone Anytime prior to 3:00 A.M., December 17, 2007: 1-866-287-9812	Vote by Internet Anytime prior to 3:00 A.M., December 17, 2007 go to https://www.proxyvotenow.com/knbt

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.

Your vote is important!

REVOCABLE PROXY
KNBT BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS
SPECIAL MEETING OF SHAREHOLDERS
December 17, 2007 - 9:00 a.m., Eastern Time

COMMON
Please mark votes
as in this example [X]

The undersigned hereby appoints the Board of Directors of KNBT Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of KNBT Bancorp, Inc. held of record by the undersigned on October 26, 2007 at the Special Meeting of Shareholders to be held in the Franklin Room at the Best Western Lehigh Valley Hotel & Conference Center, located at 300 Gateway Drive, Bethlehem, Pennsylvania on December 17, 2007, at 9:00 a.m., Eastern Time, or at any adjournment thereof.

1.	The approval of the Agreement and Plan of Merger, dated as of September 6, 2007, between National Penn Bancshares, Inc. and KNBT Bancorp, Inc.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

2.
The adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve and adopt the merger agreement.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

The Board of Directors of KNBT Bancorp recommends that you vote "FOR" each of the listed proposals.

Shares of KNBT Bancorp Common Stock will be voted as specified. Unless otherwise specified, this Proxy will be voted "FOR" the proposal to approve the merger agreement and “FOR” the proposal to adjourn the special meeting if necessary to permit further solicitation of proxies on the proposal to approve the merger agreement.  If any other matter is properly presented at the special meeting of shareholders, the Proxy will be voted in accordance with the judgment of the persons appointed as Proxies.

A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope. Shares cannot be voted by the Proxies unless this Proxy Card is signed and returned.

Please be sure to date this proxy card and sign in the box below.	Date
Shareholder sign above	Co-holder (if any) sign above

▲	Detach above card, sign, date and return using the envelope provided.	▲

KNBT BANCORP, INC.

Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

________________________________________
________________________________________
________________________________________

VOTING INSTRUCTION CARD

KNBT BANCORP, INC.

SPECIAL MEETING OF SHAREHOLDERS
December 17, 2007
9:00 a.m., Eastern Time

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan of KNBT Bancorp, Inc. to vote, as designated below, all the shares of common stock allocated pursuant to the ESOP to the undersigned as of October 26, 2007 at the Special Meeting of Shareholders to be held in the Franklin Room at the Best Western Lehigh Valley Hotel & Conference Center located at 300 Gateway Drive, Bethlehem, Pennsylvania, on Monday, December 17, 2007, at 9:00 a.m., Eastern Time, or at any adjournment thereof.

ESOP

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

▼	FOLD AND DETACH HERE	▼

KNBT BANCORP, INC. — SPECIAL MEETING, DECEMBER 17, 2007

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-866-287-9812 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/knbt and follow the instructions.

or

3.	Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

VOTING INSTRUCTION CARD
KNBT BANCORP, INC.

Please mark
as indicated
in this example [X]

1.	The approval of the Agreement and Plan of Merger, dated as of September 6, 2007, between National Penn Bancshares, Inc. and KNBT Bancorp, Inc.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

2.
The adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve and adopt the merger agreement.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

The Board of Directors of KNBT Bancorp recommends that you vote FOR each of the listed proposals.

Mark here for address change and note change [ ]
___________________
___________________
___________________

Please sign this voting instruction card exactly as your name appears on this card.

Please be sure to date this card and sign in the box below.	Date
Participant sign above

***IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,
PLEASE READ THE INSTRUCTIONS BELOW***

▲	FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL	▲

VOTING INSTRUCTIONS

Participants have three ways to vote:

1.	By Mail (traditional method); or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

Your telephone or Internet vote authorizes the trustee of the ESOP to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all votes cast via the telephone or Internet must be cast prior to 3:00 A.M., December 12, 2007.  If you are voting by mail, your vote must be received by December 12, 2007.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone Anytime prior to 3:00 A.M., December 12, 2007: 1-866-287-9812	Vote by Internet Anytime prior to 3:00 A.M., December 12, 2007 go to https://www.proxyvotenow.com/knbt

IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.

Your vote is important!

[Insert KNBT Bancorp, Inc. Letterhead]

November 16, 2007

To:	Participants in the KNBT Bancorp, Inc.
Employee Stock Ownership Plan

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Special Meeting of Shareholders of KNBT Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of KNBT Bancorp, Inc., allocated to you pursuant to the Employee Stock Ownership Plan (ESOP), will be voted.

Provided with this letter is the Joint Proxy Statement/Prospectus, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to you and a return envelope.  After you have reviewed the Joint Proxy Statement/Prospectus, we urge you to vote your shares held pursuant to the ESOP by telephone or by the Internet using the instructions on the enclosed voting instruction card OR by marking, dating, signing and returning the voting instruction card in the enclosed envelope promptly, but no later than Wednesday, December 12, 2007 in order that the Plan Administrator will certify the totals to the Trustees of the ESOP for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of KNBT Bancorp, Inc.  If your voting instructions for the shares held in the ESOP are not received, the shares generally will not be voted by the Trustees.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that these materials relate only to those shares which have been granted to you under the ESOP.  You may receive other voting material for those shares owned by you individually or through other plans.

Sincerely,

Scott V. Fainor
President and Chief Executive Officer

[X]	Please Mark Votes
As In This Example

VOTING INSTRUCTION BALLOT
KNBT BANCORP, INC.

RRP

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS
SPECIAL MEETING OF SHAREHOLDERS
December 17, 2007
9:00 a.m., Eastern Time

The undersigned hereby instructs the Trustees of the 2004 Recognition and Retention Plan of KNBT Bancorp, Inc. to vote, as designated below, all the shares of common stock granted pursuant to the Recognition Plan (other than shares subject to Performance Awards) to the undersigned and held in the Recognition Plan Trust as of October 26, 2007 at the Special Meeting of Shareholders to be held in the Franklin Room at the Best Western Lehigh Valley Hotel & Conference Center located at 300 Gateway Drive, Bethlehem, Pennsylvania, on Monday, December 17, 2007, at 9:00 a.m., Eastern Time, or at any adjournment thereof.

1.	The approval of the Agreement and Plan of Merger, dated as of September 6, 2007, between National Penn Bancshares, Inc. and KNBT Bancorp, Inc.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

2.
The adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve and adopt the merger agreement.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

The Board of Directors of KNBT Bancorp recommends that you vote FOR each of the listed proposals.

Please be sure to date this Card and sign in the box below.	Date
Participant sign above

▲	Detach above card, sign, date and return using the envelope provided.	▲

KNBT BANCORP, INC.

PLEASE COMPLETE, DATE, SIGN THIS CARD EXACTLY AS YOUR NAME APPEARS AND RETURN THIS CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

_________________________
_________________________
_________________________

[Insert KNBT Bancorp, Inc. Letterhead]

November 16, 2007

To:	Participants in the KNBT Bancorp, Inc.
2004 Recognition and Retention Plan

As described in the attached materials, your voting instructions are being solicited in connection with the proposals to be considered at KNBT Bancorp, Inc.'s upcoming Special Meeting of Shareholders to be held on December 17, 2007. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of KNBT Bancorp, Inc., granted to you under the 2004 Recognition and Retention Plan (other than shares subject to Performance Awards), will be voted.

Enclosed with this letter is the Joint Proxy Statement/Prospectus, which describes the matters to be voted upon, a voting instruction card, which will permit you to vote the shares granted to you and a return envelope. After you have reviewed the Joint Proxy Statement/Prospectus, we urge you to vote your shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction card to Michele A. Linsky, Corporate Secretary, in the accompanying envelope.

We urge each of you to vote, as a means of participating in the governance of the affairs of KNBT Bancorp, Inc. If your voting instructions for the Recognition Plan are not received, the shares awarded to you pursuant to the plan will be voted by the Trustees of the Recognition Plan as directed by the Plan Administrators in their discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan. You may receive other voting material for those shares owned by you individually or through other plans.

Sincerely,

Scott V. Fainor
President and Chief Executive Officer